Exhibit 10.8

IRREVOCABLE PROXY

In accordance with the Agreement and Plan of Merger (the “Agreement”) by and among iSun, Inc., a Delaware corporation (the “Company”), iSun Residential Merger Sub, Inc.,  a Vermont corporation, iSun Residential, Inc., a Delaware corporation, SolarCommunities, Inc., a Vermont benefit corporation, Jeffrey Irish, James Moore, and Duane Peterson as Shareholder Representative Group), the undersigned Stockholder (the “Stockholder”) agrees as follows:

1. Grant of Irrevocable Proxy.

(a) The Stockholder, with respect to all of the shares (the “Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) owned, now or in the future, by the Stockholder, the Stockholder  hereby grants to Jeffrey Peck (the “Holder”) an irrevocable proxy under Section 212 of the Delaware General Corporation Law to vote the Shares in any manner that the Holder may determine in his sole and absolute discretion to be in the Holder's own best interest, all of the Shares with respect to which the Stockholder has voting power at the date hereof at any meeting of stockholders of the Company or action by written consent with respect to any matter or the transactions contemplated thereby. It is expressly understood and agreed that the foregoing irrevocable proxy is hereby granted to the Holder by the Stockholder pursuant to the Agreement and is coupled with an interest.

(b) Because of this interest in the Shares, the Holder shall have no duty, liability and obligation whatsoever to the Stockholder arising out of the exercise by the Holder of the foregoing irrevocable proxy. The Stockholder expressly acknowledges and agrees that (i) the Stockholder will not impede the exercise of the Holder's rights under the irrevocable proxy and (ii) the Stockholder waives and relinquishes any claim, right or action the Stockholder might have, as a stockholder of the Company or otherwise, against the Holder or any of his affiliates in connection with any exercise of the irrevocable proxy granted hereunder.

(c) The Stockholder has the right to notice of or to any and all special and general meetings of stockholders during the term of this Irrevocable Proxy and further severally agrees that if any notice is given by the Company to the Stockholder, such notice will be deemed to have been validly given to the Stockholder for all purposes.

2. Legend. The Stockholder agrees to permit an appropriate legend on certificates evidencing the Shares reflecting the grant of the irrevocable proxy contained in the foregoing Section

3. Representations and Warranties. The Stockholder represents and warrants to the Holder as follows:

(a) The Stockholder has the all necessary rights, power and authority to execute, deliver and perform his obligations under this Irrevocable Proxy. This Irrevocable Proxy has been duly executed and delivered by the Stockholder and constitutes his legal and valid obligation enforceable against the Stockholder in accordance with its terms.

(b) The Stockholder is the record owner of the Shares listed under his name on Appendix A and the Stockholder has plenary voting and dispositive power with respect to such Shares; the Stockholder owns no other shares of the capital stock of the Company; there are no proxies, voting trusts or other agreements or understandings to which such Stockholder is a party or bound by and which expressly require that any of the Shares be voted in any specific manner other than this Irrevocable Proxy; and such Stockholder has not entered into any agreement or arrangement inconsistent with this Irrevocable Proxy.

4. Equitable Remedies. The Stockholder acknowledges that irreparable damage would result if this Irrevocable Proxy is not specifically enforced and that, therefore, the rights and obligations of the Holder may be enforced by a decree of specific performance issued by a court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, not be exclusive and shall be in addition to any other remedies which the Holder may otherwise have available.

Dated September __, 2021.

Duane Peterson